Exhibit 10.6

FINAL FORM

AMENDMENT TO WARRANT AGREEMENT

THIS AMENDMENT TO WARRANT AGREEMENT (this “Amendment”) is made and entered into as of [___], 2022, by and among (i) Global SPAC Partners Co., a Cayman Islands exempted company (the “SPAC”), (ii) Gorilla Technology Group Inc., a Cayman Islands exempted company (the “Company”), and (iii) Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as warrant agent (the “Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Warrant Agreement (as defined below) (and if such term is not defined in the Warrant Agreement, then the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, SPAC and the Agent are parties to that certain Warrant Agreement, dated as of April 8, 2021 (as amended, including without limitation by this Amendment, the “Warrant Agreement”), pursuant to which the Agent agreed to act as the SPAC’s warrant agent with respect to the issuance, registration, transfer, exchange, redemption and exercise of (i) warrants to purchase ordinary shares underlying the units of the SPAC issued in SPAC’s initial public offering (“IPO”) (the “Public Warrants”), (ii) warrants to purchase ordinary shares underlying the units of SPAC acquired by Global SPAC Sponsors LLC (the “Sponsor”), in a private placement concurrent with the IPO (the “Sponsor Private Warrants”), (iii) warrants to purchase ordinary shares underlying the units of the Company acquired by I-Bankers Securities (“I-Bankers”), in a private placement concurrent with the IPO (the “Representative Private Warrants”), (iv) warrants to purchase shares of ordinary shares underlying the units of SPAC issuable to the Sponsor or an affiliate of the Sponsor or certain officers and directors of SPAC upon conversion of up to $1,500,000 of working capital loans (the “Working Capital Warrants”), and (v) all other warrants issued by SPAC after the IPO, in connection with or following the Business Combination (the “Post-IPO Warrants” and together with the Public Warrants, the Sponsor Private Warrants, the Representative Private Warrants, and the Working Capital Warrants, the “Warrants”);

WHEREAS, on December 21, 2021, (i) SPAC, (ii) the Company, and (iii) Gorilla Merger Sub, Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of SPAC (“Merger Sub”), entered into that certain Business Combination Agreement (as it may be amended after the date hereof, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, upon the consummation of the transactions contemplated thereby (the “Closing”), among other matters and subject to the terms and conditions thereof, Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving entity (the “Merger” and together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”), and as a result of which, among other matters, (i) SPAC shall become a wholly-owned subsidiary of the Company and (ii) each issued and outstanding ordinary share of SPAC immediately prior to the Merger Effective Time shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holder thereof to receive the SPAC Shares Merger Consideration, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law;

WHEREAS, upon consummation of the Merger, as provided in Section 4.5 of the Warrant Agreement, each of the issued and outstanding Warrants will no longer be exercisable for SPAC Ordinary Shares but instead will be exercisable (subject to the terms and conditions of the Warrant Agreement as amended hereby) for the same number of Company Ordinary Shares at the same exercise price per share; and

WHEREAS, the Company Ordinary Shares constitute an Alternative Issuance as defined in said Section 4.5;

WHEREAS, all references to “Class A ordinary shares” in the Warrant Agreement (including all Exhibits thereto) shall mean ordinary shares, par value $1.00 per share, of the Company (together with any other securities of the Company or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities, “Company Ordinary Shares”);

WHEREAS, the board of directors of SPAC has determined that the consummation of the transactions contemplated by the Business Combination Agreement will constitute a Business Combination (as defined in the Warrant Agreement); and

WHEREAS, in connection with the Merger, SPAC desires to assign all of its right, title and interest in the Warrant Agreement to the Company, and the Company wishes to accept such assignment and assume all the liabilities and obligations of SPAC under the Warrant Agreement with the same force and effect as if the Company were initially a party to the Warrant Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Assignment and Assumption; Consent.

(a) Assignment and Assumption. SPAC hereby assigns to the Company all of SPAC’s right, title and interest in and to the Warrant Agreement and the Warrants (each as amended hereby) as of the Effective Time. The Company hereby assumes, and agrees to pay, perform, satisfy and discharge in full, as the same become due, all of SPAC’s liabilities and obligations under the Warrant Agreement and the Warrants (each as amended hereby) arising from and after the Effective Time with the same force and effect as if the Company were initially a party to the Warrant Agreement.

(b) Consent. The Warrant Agent hereby consents to the assignment of the Warrant Agreement and the Warrants by SPAC to the Company and the assumption by the Company of the SPAC’s obligations under the Warrant Agreement pursuant to Section 1.1 hereof effective as of the Effective Time, the assumption of the Warrant Agreement and Warrants by the Company from SPAC pursuant to Section 1.1 hereof effective as of the effective time of the Merger (the “Effective Time”), and to the continuation of the Warrant Agreement and Warrants in full force and effect from and after the Effective Time, subject at all times to the Warrant Agreement and Warrants (each as amended hereby) and to all of the provisions, covenants, agreements, terms and conditions of the Warrant Agreement and this Agreement.

2. Amendments to Warrant Agreement. The parties hereto hereby agree to the following amendments to the Warrant Agreement:

(a) Defined Terms. The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Warrant Agreement as if they were set forth therein.

(b) Preamble. The preamble of the Warrant Agreement is hereby amended by deleting “Global SPAC Partners Co., a Cayman Islands exempted company” and replacing it with “Gorilla Technology Group Inc., a Cayman Islands exempted company”. As a result thereof, all references to the “Company” in the Warrant Agreement shall be amended such that they refer to the Company rather than SPAC.

(c) Reference to Company Ordinary Shares. All references to “Class A ordinary shares” in the Warrant Agreement (including all Exhibits thereto) shall mean Company Ordinary Shares.

(d) Notices. Section 9.2 of the Warrant Agreement is hereby amended to delete the address of the Company for notices under the Warrant Agreement and instead add the following address for notices to Company:

If to the Company to:

Gorilla Technology Group Inc.
7F-1, No.302, Ruey Kuang Road, Neihu, Taipei, Taiwan, R.O.C.

Attn: Dr. Spincer Koh, CEO

Facsimile No.: +886-2-2627-7698

Telephone No.: +886-2-2627-7996

Email: spkoh@gorilla-technology.com

with a copy (which will not constitute notice) to:

K&L Gates LLP

30/F, 95 Dun Hua S. Road, Sec. 2

Taipei 106, Taiwan

Attn: James Chen and Billy M.C. Chen

Facsimile No.: +886.2.2326.5188

Telephone No.: +886.2.2325.5838

Email: james.chen@klgates.com

billy.chen@klgates.com

and

K&L Gates LLP

599 Lexington Avenue

New York, New York 10022

Attn: Robert S. Matlin and Jonathan M. Barron

Facsimile No.: +1-212-536-3901

Telephone No.: +1-212-536-3900

Email: robert.matlin@klgates.com

jonathan.barron@klgates.com

3. Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall only become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Warrant Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Warrant Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Warrant Agreement in the Warrant Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith, shall hereinafter mean the Warrant Agreement as the case may be, as amended by this Amendment (or as such agreement may be further amended or modified in accordance with the terms thereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Warrant Agreement, as it applies to the amendments to the Warrant Agreement herein, including without limitation Section 9 of the Warrant Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each party hereto has caused this Amendment to Warrant Agreement to be signed and delivered by its respective duly authorized officer as of the date first above written.

SPAC:

GLOBAL SPAC PARTNERS CO.

By:
Name:
Title:

The Company:

GORILLA TECHNOLOGY GROUP INC.

By:
Name:
Title:

Agent:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

[Signature Page to Amendment to Warrant Agreement]

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